Exhibit 99.2

Est. 2004 EPS Reconciliation

$1.95

(.58)

(.06)

(.05)

$1.26

2004 EPS Guidance1

Strike Impact2

Dominick’s Closures2

NorCal Health & Welfare2

Estimated 2004 Reported EPS

Per 3Q Earnings Call Guidance (Excluding Strike And Other Unusual Items)

Estimated Full Year EPS Impact

Investor Conf2004

Financial Guidance For 2005

(2004-2005)

$ 1.50%$1.60*

1.2% -1.5%

0 -10 - BPs

50 – 60 BPs

50 – 60 BPs **

$ 500—700

EPS Est. (w/o Stock Option Expense)

Non-Fuel ID Sales

Gross Margin Improvement

O&A Margin Improvement

Free Cash Flow ($million)

Quarterly EPS Expected To Build Through Year (Excluding Seasonality)

*Excludes Expensing Of Options Which Is Estimated At $0.09 Per Share

** Changes From Reported 2004, 1Q Impact Is Against Two Periods Of Strike

InvestorConf2004

EPS Guidance Explanation

(2004-2005)

$1.50 -$1.60*

$ 0.20

$ 0.20

$ 1.95

$ 1.95

2005 EPS Guidance

Vons Shortfall FromPre-Strike Levels

Marketing Investments

Total

2004 Guidance

*Excludes Stock Option Expense Of $0.09 Per Share

InvestorConf2004

2004 Operating Results

$Millions*

36 Wks

2004

24,297

767

0.80

1,526

879

36 Wks

2003

24,568

896

1.18

1,417

951

$

Sales

Operating Profit

EPS

Net Cash Flow From Operations

Free Cash

Defined As Cash From Ops Less Cash Used By Investing Activities

*Except For EPS

InvestorConf2004

2004 Operating Results

$Millions*

Adjusted

$

36 Wks2003

24,568

1. 1,417

951

36 Wks

2004

$1,184

1.37

1,743

1,096

Chg.

(125)

NA

(0.03)

326

145

Sales

Operating Profit

EPS

Net Cash Flow From Operations

Free Cash

1Defined As Cash From Ops Less Cash Used By Investing Activities

2Excluded Item Not in Guidance – Vons Strike Impact, Dom Store Closures, Norcal H&W Contribution Vons Strike Impact, Dom Store Closures, Items Not In Guidance -

32003 Items Excluded Are Impairments, Restructure Charges, Accounting Change & Tax Benefit On Asset Sale Subsequently Reversed In 4Q

4Excludes Vons Strike Impact On After-Tax Operating Profit

*Except For EPS

InvestorConf2004

Free Cash Flow*

($            Millions)

$211

$248

$420

$513

$639

$815

$879

1998

1999

2000

2001

2002

2003

Q3-04 YTD

*C/F From Operating Activities Less C/F From Investing Activities Plus Cash Used For Acquisitions

InvestorConf2004

Total Debt

($            Billions)

$5.0

$7.0

$6.5

$7.4

$8.4

$7.8

$7.2

‘98

‘99

‘00

‘01

4

‘02

‘03

3Q04

Dominick’s

Carr’s Texas & Share Repurchase

Genuardi’s

Share Repurchase

4

Debt Portfolio –3Q04

Balances -$M

Floating Rate Public Debt $150

Mortgages & IRBs $51

Swaps $800

Cap Leases$688

Fixed Rate Public Debt $5,553

Total Debt =$7,242

Floating = 14% /

Fixed = 86%

(Avg.Cost = 6.53%) (Avg.Cost = 2.30%)

Rates

Floating Rate Public Debt 2.16%

Swaps 2.31%

Mortgages & IRBs 5.96%

Cap Leases8.37%

Fixed Rate Public Debt 6.25%

Fuel Sales Volume

($            Million)

2,000

1,800

1,600

1,400

1,200

1,000

800

600

400

200

0

$1.5

$133.1

$334.8

$637.9

$1,299.2

$1,876.6

‘99

‘00

‘01

‘02

‘03

‘04E

Annual Revenue

Note: Includes Non-Core Divisions

Investor Conf2004

Cash Capital Spending

$Billions

$1.3

$1.6

$1.8

$1.5

$0.9

‘99

‘00

‘01

‘02

‘03

$1.3

$1.4

$1.6

$1.8

$1.3

$1.3

$1.3

‘04E

‘05E

‘06E

‘07E

New

67

75

95

75

40

32

33

35

35

Rem Maj

149

103

146

103

55

106

267

325

400

Rem Min

102

172

109

100

20

26

13

15

Investor Conf2004

Cash Flow Improvement From Capital Spend

$Millions

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

$1,103

6 Yrs Audited Capital

$110

Unaudited Capital

Benefits Wages Pension W/C

($1,040)

O&A Increases

Note: Excludes Divisions Acquired After 1997

*$4.6 Billion Of Capital, IRR Of 25.3%

Investor Conf2004

Cash Capital Spending

$            Millions

$1,800

$1,500

$1,200

$900

$600

$300

$0

$1,426

33%

67%

1998-2002Average

$936

39%

61%

2003

$1,300

36%

64%

2004E

$1,400

20%

80%

2005E

Store Capital

Infrastructure

Investor Conf2004

Long Range Outlook

4%

2% -

4.50% -5.50%

2.50%

10%+

Non-Fuel Sales ID’s

Operating Profit Margin

Depreciation

Annual EPS Growth

Investor Conf2004